UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 2, 2014

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in its Current Report on Form 8-K filed on June 4, 2014, on May 30, 2014, CA Acquisition, Inc., a wholly-owned subsidiary of Myers Industries, Inc. (the “Company”) entered into an Asset Purchase Agreement to purchase substantially all of the assets of Scepter Corporation and certain real property of SHI Properties Inc., both located in Scarborough, Ontario (the “Asset Purchase Agreement”). Contemporaneously with the signing of the Asset Purchase Agreement, Crown US Acquisition Company, another wholly-owned subsidiary of the Company entered into a Unit Purchase Agreement to purchase all of the issued and outstanding membership interests of Eco One Leasing, LLC and Scepter Manufacturing, LLC, both with operations located in Miami, Oklahoma, from Eco One Holdings, Inc. (the “Unit Purchase Agreement” and together with the Asset Purchase Agreement, the “Purchase Agreements”). Contemporaneously with the signing of the Purchase Agreements, Crown US Acquisition Company and CA Acquisition Inc. entered into an Indemnification Agreement, dated as of May 30, 2014 (the “Indemnification Agreement”), containing the parties’ indemnification obligations related to the Purchase Agreements.

On July 2, 2014, the Company entered into an Amendment to the Purchase Agreements and the Indemnification Agreement, which, among other things, adjusted the total purchase price for the acquisitions (subject to adjustment for working capital) to $157 million in cash (the “Amendment”).

The foregoing description of the Purchase Agreements, Indemnification Agreement, and Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of each of the agreements included as Exhibits 2.1, 2.2, 2.3 and 2.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 2, 2014, the Company completed the acquisitions described in the Purchase Agreements and the Amendment. The disclosure in Item 1.01 of this report is incorporated by reference.

The Company issued a press release announcing the closing of the acquisitions. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1	Asset Purchase Agreement, dated as of May 30, 2014, among Scepter Corporation, SHI Properties Inc., CA Acquisition, Inc., and Myers Industries, Inc.*

2.2	Unit Purchase Agreement, dated as of May 30, 2014, among Eco One Holdings, Inc., Crown US Acquisition Company, and Myers Industries, Inc.*

2.3	Indemnification Agreement, dated as of May 30, 2014 among Scepter Corporation, SHI Properties Inc., Eco One Holdings, Inc., Crown US Acquisition Company, and CA Acquisition, Inc.*

2.4	First Amendment to the Asset Purchase Agreement, Unit Purchase Agreement and Indemnification Agreement, dated as of July 2, 2014, among Scepter Corporation, SHI Properties Inc., CA Acquisition Inc., Eco One Holdings, Inc., Crown US Acquisition Company, and Myers Industries, Inc.

99.1	Press Release dated July 3, 2014

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K under the Securities Exchange Act of 1934. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE July 7, 2014	By:	/s/ Greggory W. Branning
Greggory W. Branning
Senior Vice President, Chief Financial Officer and Corporate Secretary